FEDERAL DEPOSIT INSURANCE CORPORATION

WASHINGTON, D.C.

)
	)	STIPULATION AND CONSENT
In the Matter of	)	TO THE ISSUANCE OF A
	)	CONSENT ORDER, AN
WEST COAST BANK	)	ORDER FOR RESTITUTION,
LAKE OSWEGO, OREGON	)	AND AN ORDER TO PAY
)
(INSURED STATE NONMEMBER BANK))		FDIC-11-466b
	)	FDIC-11-468k
)

Subject to the acceptance of this Stipulation and Consent to the Issuance of a Consent Order, an Order for Restitution, and an Order To Pay ("Consent Agreement") by the Federal Deposit Insurance Corporation ("FDIC"), it is hereby stipulated and agreed by and between a representative of the Legal Division of FDIC, and West Coast Bank, Lake Oswego, Oregon ("Bank"), as follows:

1.           The Bank has been advised of its right to receive a Notice of Charges and of Hearing (“Notice”) detailing the unsafe or unsound banking practices and violations of law alleged to have been committed by the Bank and of its right to a public hearing on the alleged charges under section 8(b)(1) of the Federal Deposit Insurance Act ("Act"), 12 U.S.C. § 1818(b)(1), and has waived those rights.

2.           The Bank, solely for the purpose of this proceeding and without admitting or denying any of the alleged charges of unsafe or unsound banking practices and any violations of law, hereby consents and agrees to the issuance of a Consent Order, an Order for Restitution, and an Order To Pay ("Order") by the FDIC.  The Bank further stipulates and agrees that such Order will be deemed to be an order which has become final under the Act, and that said Order shall become effective upon its issuance by the FDIC, and fully enforceable by the FDIC pursuant to the provisions of the Act.

3.           In the event the FDIC accepts the Consent Agreement and issues the Order, it is agreed that no action to enforce said Order in the United States District Court will be taken by the FDIC unless the Bank or any institution-affiliated party, as such term is defined in section 3(u) of the Act, 12 U.S.C. § 1813(u), has violated or is about to violate any provision of the Order.

4. The Bank hereby waives:
(a)	The receipt of a Notice;
(b)	All defenses in this proceeding;
(c)	A public hearing for the purpose of taking evidence on such alleged charges;
(d)	The filing of Proposed Findings of Fact and Conclusions of Law;
(e)	A recommended decision of an Administrative Law Judge;
(f)	Exceptions and briefs with respect to such recommended decision; and
(g)	The right to appeal.

Dated: August 24, 2011
FEDERAL DEPOSIT INSURANCE	WEST COAST BANK
CORPORATION, LEGAL DIVISION	LAKE OSWEGO, OREGON
BY:	BY:

/s/ Joyce M. Raidle	/s/ Lloyd D. Ankeny
Joyce M. Raidle	Lloyd D. Ankeny
Senior Regional Attorney

/s/ Nancy A. Wilgenbusch
Nancy A. Wilgenbusch

/s/ Duane C. McDougall
Duane C. McDougall

/s/ John T. Pietrzak
John T. Pietrzak

/s/ Steven J. Oliva
Steven J. ~~Olivia~~ Oliva

/s/ Sam Levinson
Sam Levinson

/s/ Steven N. Spence
Steven N. Spence

/s/ Robert D. Sznewajs
Robert D. Sznewajs

Comprising the Board of Directors of West Coast Bank, Lake Oswego, Oregon